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                                                                   Exhibit 21.1

                   Subsidiaries of Lamar Advertising Company*

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
                                                                          State of Other Jurisdiction of
                           Name                                           Incorporation or Organization
The Lamar Corporation                                                               Louisiana
Interstate Logos, Inc.                                                               Delaware
Lamar Advertising of Colorado Springs, Inc.                                          Colorado
Lamar Advertising of Jackson, Inc.                                                 Mississippi
Lamar Advertising of Mobile, Inc.                                                    Alabama
Lamar Advertising of South Georgia, Inc.                                             Georgia
Lamar Advertising of South Mississippi, Inc.                                       Mississippi
Lamar Advertising of Youngstown, Inc.                                                Delaware
TLC Properties, Inc.                                                                Louisiana
Missouri Logos, Inc.                                                                 Missouri
Missouri Logos, a Partnership                                                        Missouri
Nebraska Logos, Inc.                                                                 Nebraska
Oklahoma Logo Signs, Inc.                                                            Oklahoma
Utah Logos, Inc.                                                                       Utah
Ohio Logos, Inc.                                                                       Ohio
Georgia Logos, Inc.                                                                  Georgia
Kansas Logos, Inc.                                                                    Kansas
Lamar Air, LLC                                                                      Louisiana
Lamar Pensacola Transit, Inc.                                                        Florida
Lamar Tennessee Limited Partner, Inc.                                               Louisiana
Lamar Tennessee Limited Partnership                                                 Tennessee
Lamar Texas General Partner, Inc.                                                   Louisiana
Lamar Texas Limited Partnership                                                     Louisiana
Michigan Logos, Inc.                                                                 Michigan
Minnesota Logos, Inc.                                                               Minnesota
Minnesota Logos, a Partnership                                                      Minnesota
Mississippi Logos, Inc.                                                            Mississippi
New Jersey Logos, Inc.                                                              New Jersey
South Carolina Logos, Inc.                                                        South Carolina
Tennessee Logos, Inc.                                                               Tennessee
Texas Logos, Inc.                                                                     Texas
TLC Properties II, Inc.                                                               Texas
Virginia Logos, Inc.                                                                 Virginia
Lamar Advertising of Huntington-Bridgeport, Inc.                                  West Virginia
Lamar Advertising of Penn, Inc.                                                      Delaware
Lamar Advertising of Michigan, Inc.                                                  Michigan
Lamar Advertising of Missouri, Inc.                                                  Missouri
Canadian TODS LimitedNova Scotia,                                                     Canada
Nevada Logos, Inc.                                                                    Nevada
Kentucky Logos, Inc.                                                                 Kentucky
Florida Logos, Inc.                                                                  Florida
Lamar Electrical, Inc.                                                              Louisiana
Lamar Advertising of South Dakota, Inc.                                            South Dakota
TLC Properties, L.L.C.                                                              Louisiana
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
Lamar OCI South Corporation                                                        Mississippi
Lamar OCI North Corporation                                                          Delaware
Lamar Advertising of Greenville, Inc.                                              Mississippi
Lamar Advertising of West Virginia, Inc.                                          West Virginia
Lamar Advertising of Ashland, Inc.                                                   Kentucky
American Signs, Inc.                                                                Washington
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* All subsidiaries are 100% owned by Lamar Advertising Company, except for
Missouri Logos, a Partnership, in which Lamar Advertising Company holds a 66
2/3% partnership interest.